SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 20, 2007 (November 20, 2007)

SPECTRX, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22179 (Commission File Number)	58-2029543 (IRS Employer Identification No.)

4955 Avalon Ridge Pkwy, Suite 300 Norcross, Georgia (Address of Principal Executive Offices)	30071 (Zip Code)

Registrant's Telephone Number, Including Area Code:     (770) 242-8723

(Former Name or Former Address, if Changed Since Last Report)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.          Results of Operations and Financial Condition.

On November 20, 2007, the registrant publicly released it's financial results for the third quarter 2007, as more fully described in the press release, a copy of which is furnished as Exhibit 99.1 hereto and which information is incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

                    (c)      Exhibits.

     The following exhibits are filed or furnished with this report:

Exhibit No.	Exhibit Description

99.1	(Earnings) Press Release, dated November 20, 2007

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRX, INC.

/s/ MARK L. FAUPEL
	By:	Mark L. Faupel, Ph.D.
CEO & President

Date: November 20, 2007.